SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

(AMENDMENT NO.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SCUDDER INVESTORS TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

SCUDDER

INVESTMENTS

P.O. BOX 9132

HINGHAM, MA 02043-9132

*** CONTROL NUMBER: 999 999 999 999 99 ***

To vote by Telephone

1)	Read the Proxy Statement and have the Proxy card on reverse at hand.
2)	Call 1-800-690-6903.
3)	Enter the 14-digit control number shown below and follow the simple instructions.

To vote by Internet

1)	Read the Proxy Statement and have the Proxy card on reverse at hand.
2)	Go to Website www.proxyweb.com.
3)	Enter the 14-digit control number shown below and follow the simple instructions.

DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY PHONE OR INTERNET

SCUDDER INVESTORS TRUST

SCUDDER S&P 500 STOCK FUND                                                                                         PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

Two International Place Boston, Massachusetts 02110-4103

4:00 p.m., Eastern time, on March 21, 2003

The undersigned hereby appoints Daniel O. Hirsch, Phillip J. Collora, John Millette and Caroline Pearson, and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of stock that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the “Special Meeting”), on the matters set forth on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposal I and Proposal II. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting.

Receipt of the Notice and Joint Proxy Statement is hereby acknowledged.

LABEL BELOW FOR MIS USE ONLY!

PO# 8009

DEUTSCHE BANK-INVESTMENT TRUST

SCUDDER S&P 500 STOCK

ONE SIDED 2/24/03 TD

JOHN L. (DBSTKFX)

REVISION #1 2-25-03 KD

REVISION #2 2/26/03 TD

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE

SIGN AND DATE BELOW AND MAIL THIS PROXY CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.

Dated:

Signature(s)(Title(s), if applicable)            (Sign in the Box)

Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Investors Trust #4

YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND MAIL THIS PROXY

CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS I AND II.

Vote on Proposals	FOR	AGAINST		ABSTAIN

I. Approval of a New Advisory Agreement with Deutsche Investment Management Americas Inc.	☐		☐		☐

II. Approval of a New Sub-Advisory Agreement between Deutsche Investment Management Americas Inc. and Northern Trust Investments, Inc.	☐	☐		☐

The appointed proxies will vote on any other business as may properly come before the Special Meeting.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON REVERSE SIDE.

Investors Trust #4